Document And Entity Information	12 Months Ended
Dec. 31, 2011
Document And Entity Information [Abstract]
Document Type	8-K
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Entity Registrant Name	PLX TECHNOLOGY INC
Entity Central Index Key	0000850579
Current Fiscal Year End Date	--12-31
Entity Filer Category	Accelerated Filer

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
ASSETS
Cash and cash equivalents	$ 12,097	$ 5,835
Short-term investments	7,549	10,398
Accounts receivable, less allowances of $2,391 and $1,632	11,074	13,555
Inventories	8,896	13,318
Other current assets	1,323	4,159
Total current assets	40,939	47,265
Goodwill	21,338	21,412
Other purchased intangible assets, net of accumulated amortization of $18,711 and $8,072	20,845	31,484
Property and equipment, net	12,291	12,554
Long-term investments	106	7,346
Other assets	1,299	1,910
Total assets	96,818	121,971
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	7,134	8,783
Accrued compensation and benefits	3,586	5,266
Accrued commissions	632	514
Short term note payable and capital lease obligation	5,115	6,066
Other accrued expenses	3,132	1,803
Total current liabilities	19,599	22,432
Long term borrowings against line of credit	2,000
Long term note payable and capital lease obligation		1,731
Total liabilities	21,599	24,163
Commitments and contingencies (Notes 10 and 13)
Stockholders' equity:
Preferred stock, $0.001 par value per share: Authorized -- 5,000,000 shares: none issued and outstanding
Common stock, $0.001 par value per share: Authorized -- 200,000,000 shares: issued and outstanding - 44,701,118 and 44,504,371	45	45
Additional paid-in capital	185,323	183,090
Accumulated other comprehensive loss	(147)	(148)
Accumulated deficit	(110,002)	(85,179)
Total stockholders' equity	75,219	97,808
Total liabilities and stockholders' equity	$ 96,818	$ 121,971

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets [Abstract]
Accounts receivable allowances	$ 2,391	$ 1,632
Other intangibles, amortization	$ 18,711	$ 8,072
Preferred stock, par value per share	$ 0.001	$ 0.001
Preferred stock, authorized shares	5,000,000	5,000,000
Preferred stock, issued	0	0
Preferred stock, outstanding	0	0
Common stock, par value per share	$ 0.001	$ 0.001
Common stock, authorized shares	200,000,000	200,000,000
Common stock, issued	44,701,118	44,504,371
Common stock, outstanding	44,701,118	44,504,371

Consolidated Statements Of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net revenues	$ 111,152	$ 115,540	$ 82,832
Cost of revenues	46,600	47,753	35,900
Gross profit	64,552	67,787	46,932
Operating expenses
Research and development	28,218	30,799	31,387
Selling, general and administrative	28,037	26,720	24,719
Net acquisition and restructuring related costs	(507)	855	2,900
Amortization of purchased intangible assets	10,639	4,656	3,416
Total operating expenses	58,549	60,967	62,422
Operating income (loss)	6,003	6,820	(15,490)
Interest income	73	186	622
Interest expense	(165)	(117)	(450)
Other income (expense), net	(56)	(12)	164
Loss on fair value remeasurement			(3,842)
Income (loss) from continuing operations before income taxes	5,855	6,877	(18,996)
Provision for (benefit from) income taxes	2,751	2,235	(194)
Income (loss) from continuing operations, net of tax	3,104	4,642	(18,802)
Loss from discontinued operations, net of taxes	(27,927)	(7,931)
Net loss	(24,823)	(3,289)	(18,802)
Basic income (loss) per share
Income (loss) from continuing operations	$ 0.07	$ 0.12	$ (0.53)
Income (loss) from discontinued operations	$ (0.63)	$ (0.2)
Net loss per share	$ (0.56)	$ (0.08)	$ (0.53)
Diluted income (loss) per share
Income (loss) from continuing operations	$ 0.07	$ 0.12	$ (0.53)
Income (loss) from discontinued operations	$ (0.62)	$ (0.2)
Net loss per share	$ (0.55)	$ (0.08)	$ (0.53)
Shares used to compute income (loss) per share
Basic	44,559	38,942	35,653
Diluted	45,016	39,625	35,653
Continuing Operations [Member]
Operating expenses
Amortization of purchased intangible assets	$ 2,801	$ 2,593	$ 3,416

Consolidated Statements Of Stockholders' Equity & Comprehensive Loss (USD $) In Thousands, except Share data, unless otherwise specified	Common Stock [Member]	Additional Paid-In Capital [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Accumulated Deficit [Member]	Total
Balance at Dec. 31, 2008	$ 28	$ 132,159	$ 104	$ (63,088)	$ 69,203
Balance, shares at Dec. 31, 2008	28,004,262
Share-based compensation expense		2,398			2,398
Tender offer payments		(933)			(933)
Issuance of stock under employee option plans		26			26
Issuance of stock under employee option plans, shares	8,000
Issuance of stock in connection with acquisition, value	9	20,213			20,222
Issuance of stock in connection with acquisition, shares	8,999,961
Tax benefit related to exercise of stock options		76			76
Comprehensive income (loss):
Change in unrealized loss on investments			(263)		(263)
Translation adjustments			72		72
Net loss				(18,802)	(18,802)
Total comprehensive loss					(18,993)
Balance at Dec. 31, 2009	37	153,939	(87)	(81,890)	71,999
Balance, shares at Dec. 31, 2009	37,012,223
Share-based compensation expense		1,264			1,264
Issuance of stock under employee option plans	1	222			223
Issuance of stock under employee option plans, shares	92,188
Issuance of stock in connection with acquisition, value	7	27,447			27,454
Issuance of stock in connection with acquisition, shares	7,399,980
True up in connection with acquisition, shares	(20)
Tax benefit related to exercise of stock options		218			218
Comprehensive income (loss):
Change in unrealized loss on investments			(34)		(34)
Translation adjustments			(27)		(27)
Net loss				(3,289)	(3,289)
Total comprehensive loss					(3,350)
Balance at Dec. 31, 2010	45	183,090	(148)	(85,179)	97,808
Balance, shares at Dec. 31, 2010	44,504,371
Share-based compensation expense		1,872			1,872
Issuance of stock under employee option plans		361			361
Issuance of stock under employee option plans, shares	196,747
Comprehensive income (loss):
Change in unrealized loss on investments			15		15
Translation adjustments			(14)		(14)
Net loss				(24,823)	(24,823)
Total comprehensive loss					(24,822)
Balance at Dec. 31, 2011	$ 45	$ 185,323	$ (147)	$ (110,002)	$ 75,219
Balance, shares at Dec. 31, 2011	44,701,118

Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows used in operating activities:
Net loss	$ (24,823)	$ (3,289)	$ (18,802)
Adjustments to reconcile net loss to net cash flows used in operating activities, net of assets acquired and liabilities assumed:
Depreciation and amortization	3,510	3,458	3,289
Share-based compensation expense	1,872	1,264	2,398
Amortization of purchased intangible assets	10,639	4,656	3,416
Provision for inventories	1,649	669	521
Fair value remeasurement of note payable			3,842
Escrow claim settlement	(1,397)
Other non-cash items	257	271	(95)
Changes in operating assets and liabilities:
Accounts receivable	2,481	(3,945)	(1,887)
Inventories	2,773	(3,767)	(180)
Other current assets	2,816	(1,112)	2,300
Other assets	(300)	623	(252)
Accounts payable	(1,649)	(625)	(662)
Accrued compensation and benefits	(1,612)	3,376	(1,840)
Accrued commissions	118	(231)	168
Other accrued expenses	1,010	(1,847)	(626)
Net cash used in operating activities	(2,656)	(499)	(8,410)
Cash flows provided by investing activities:
Cash acquired in Oxford acquisition			4,392
Cash used in Teranetics acquisition		(810)
Cash received in UK divestiture	500
Purchase of investments	(6,257)	(34,829)	(34,265)
Sales and maturities of investments	16,239	45,531	45,499
Purchase of property and equipment	(2,956)	(3,390)	(1,182)
Proceeds from sales of property and equipment		22	2
Net cash provided by investing activities	7,526	6,524	14,446
Cash flows provided by (used in) used in financing activities:
Borrowing against line of credit	2,000
Proceeds from exercise of common stock options	361	223	26
Excess tax benefit from share-based compensation		242
Tender Offer payments			(933)
Principal payments on capital lease obligations	(906)	(727)	(659)
Payments of assumed debt		(11,195)
Net cash provided by (used in) financing activities	1,455	(11,457)	(1,566)
Effect of exchange rate fluctuations on cash and cash equivalents	(63)	(32)	(36)
Increase (decrease) in cash and cash equivalents	6,262	(5,464)	4,434
Cash and cash equivalents at beginning of year	5,835	11,299	6,865
Cash and cash equivalents at end of year	12,097	5,835	11,299
Supplemental disclosure of cash flow information:
Cash from income tax refunds	990	2	1,111
Cash paid for income taxes	9	1,017	59
Cash paid for interest	56	1,268	418
Common stock issued in connection with acquisition		27,454	10,192
Common stock issued in connection with acquisition after conversion of the note into shares			10,030
Notes issued in connection with acquisition		$ 6,650

Organization And Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Organization And Summary Of Significant Accounting Policies [Abstract]
Organization And Summary Of Significant Accounting Policies
1.  Organization and Summary of Significant Accounting Policies

Description of Business

PLX Technology, Inc. ("PLX" or the "Company"), a Delaware corporation established in May 1986, designs, develops manufactures and sells semiconductor devices that accelerate and manage the transfer of data in microprocessor-based systems including networking and telecommunications, enterprise storage, servers, personal computers (PCs), PC peripherals, consumer electronics, imaging and industrial products. The Company offers a complete solution consisting of two related types of products: semiconductor devices and development kits. The Company's semiconductor devices simplify the development of data transfer circuits in micro-processor based systems. The Company's development kits promote sales of its semiconductor devices by lowering customers' development costs and by accelerating their ability to bring new products to market. The Company utilizes a "fabless" semiconductor business model whereby it purchases wafers and packaged and tested semiconductor devices from independent manufacturing foundries.  Semiconductor devices as well as occasional IP and development service revenues account for substantially all of the Company's net revenues.

On September 20, 2012, the Company completed the sale of its physical layer 10GBase-T integrated circuit ("PHY") family of products pursuant to an Asset Purchase Agreement between the Company and Aquantia Corporation dated September 14, 2012.  On July 6, 2012, the Company had also entered into an Asset Purchase Agreement with Entropic Communications, Inc., pursuant to which the Company completed the sale of its digital channel stacking switch product line within the PHY product family, including certain assets exclusively related to the product line.  The operations of the PHY related business have been segregated from continuing operations and are presented as discontinued operations in the Company's consolidated statement of operations for the periods from October 1, 2010, the date the Company acquired the PHY business, through December 31, 2011 in these financial statements.

Basis of Presentation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries in China, India, Japan, Korea, Singapore, Taiwan and the United Kingdom. All intercompany transactions and balances have been eliminated.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Investments

At December 31, 2011, the Company's securities consisted of debt securities.  Management determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date. At December 31, 2011 and 2010, all debt securities were designated as available-for-sale. Available-for-sale securities are carried at fair value, based on quoted market prices or prices quoted in markets that are not active, with unrealized gains and losses reported in a separate component of stockholders' equity. The amortized cost of debt securities is adjusted for the amortization of premiums and the accretion of discounts to maturity both of which are included in interest income. Realized gains and losses are recorded on the specific identification method.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are recorded at the invoiced amount and do not bear interest.  The allowance for doubtful accounts is the Company's best estimate of the amount of probable credit losses in its existing accounts receivable.  The Company determines the allowance based on historical write-off experience and customer economic data.  The Company reviews its allowance for doubtful accounts monthly.  Past due balances over 90 days are reviewed individually for collectability.  Account balances are charged off against the allowance when the Company believes that it is probable the receivable will not be recovered.

Inventories

Inventories are valued at the lower of cost (first-in, first-out method) or market (net realizable value).  Inventories were as follows (in thousands):
	December 31,
	2011	2010
Work-in-process	$4,216	$5,016
Finished goods	4,680	8,302
Total	$8,896	$13,318

The Company evaluates the need for potential provision for inventory by considering a combination of factors, including the life of the product, sales history, obsolescence, sales forecasts and expected sales prices.

Goodwill and Other Intangible Assets

Goodwill represents the excess of cost over the value of net assets of businesses acquired and is carried at cost unless write-downs for impairment are required. The Company's goodwill as of December 31, 2011, is a result of the Oxford and Teranetics acquisition on January 2, 2009 and October 1, 2010, respectively, as adjusted for the divestiture of the UK design team.  The Company evaluates the carrying value of goodwill on an annual basis during the fourth quarter and whenever events and changes in circumstances indicate that the carrying amount may not be recoverable. Such indicators would include a significant reduction in the Company's market capitalization, a decrease in operating results or a deterioration in the Company's financial position. The Company operates under a single reporting unit, and accordingly, all of its goodwill is associated with the entire company.

The purchased intangible assets including customer base and developed/core technology are being amortized over the assets' useful lives, which ranges from one to six years, utilizing the straight-line or accelerated methods which approximates the estimated future cash flows from the intangible. Also, see Notes 7 and 9 to the consolidated financial statements. The Company evaluates other intangible assets for impairment whenever events and circumstances indicate that such assets might be impaired.

Changes in the carrying amount of goodwill for the years ended December 31, 2011 and 2010 are as follows (in thousands):

	December 31,
	2011	2010
Goodwill	$56,104	$36,059
Accumulated impairment losses	(34,692)	(34,692)
Net goodwill at beginning of period	21,412	1,367

Goodwill acquired in the acquisition of Teranetics	-	20,045
Goodwill adjustment for divestiture of UK design team	(74)	-
Net goodwill at end of period	$21,338	$21,412

Goodwill is required to be tested for impairment annually or at an interim date if an event occurs or conditions change that would more likely than not reduce the fair value of our reporting unit below its carrying value. In the fourth quarter of 2011 and 2010, the Company tested the goodwill acquired and determined there was no impairment.

Long-lived Asset Impairment

Long-lived assets, principally property and equipment and identifiable intangibles, held and used by the Company are reviewed for impairment whenever events or circumstances indicate that the carrying amount of assets may not be recoverable.  The Company evaluates recoverability of assets to be held and used by comparing the carrying amount of an asset to estimated future net undiscounted cash flows generated by the asset.  If such assets are considered to be impaired, the impairment recognized is measured as the amount by which the carrying amount of the assets exceeds the fair value of the assets.

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of thirty nine years for buildings, three to eight years for building improvements and three to seven years for equipment, furniture and purchased software.

Property and equipment are as follows (in thousands):

	December 31,
	2011	2010
Land	$3,150	$3,150
Building and improvements	4,327	4,169
Equipment and furniture	14,681	14,330
Purchased software	2,513	3,277
	24,671	24,926
Accumulated depreciation	(12,380)	(12,372)
Net property and equipment	$12,291	$12,554

Depreciation and amortization expense pertaining to property and equipment from continuing operations was approximately $2.4 million, $2.2 million and $2.2 million for the years ended December 31, 2011, 2010 and 2009, respectively.  The depreciation and amortization expense from discontinued operations was $0.2 million and $0.1 million for the years ended December 31, 2011 and 2010, respectively. There was no depreciation or amortization expense in 2009 related to discontinued operations as the PHY related intangibles were acquired in connection with the Teranetics acquisition in October 2010.

Foreign Currency Translation

The functional currency of the Company's international subsidiaries in China, India, Japan and Korea, is the local currency of the resident countries.  Assets and liabilities of the Company's foreign subsidiaries are translated into the Company's reporting currency at month-end exchange rates.  Revenues and expenses of the Company's foreign subsidiaries are translated into the Company's reporting currency at weighted-average exchange rates. The effects of the translation are included in a separate component of the Consolidated Statements of Stockholder's Equity and Comprehensive Loss.

Foreign Currency Transaction

The functional currency of the Company's international subsidiaries in Singapore, Taiwan and UK, is the United States dollar. Assets and liabilities maintained in currencies other than the United States dollar are remeasured using the foreign exchange rate at the balance sheet dates. Operational accounts are remeasured and recorded at the rate in effect at the date of the transactions. The effects of the remeasurement are included within other income, net in the Consolidated Statements of Operations.

Income Taxes

Income taxes are accounted for using the asset and liability method.  Under this method, deferred tax liabilities and assets are recognized for the expected future tax consequences of differences between the carrying amounts and the tax bases of assets and liabilities.  A valuation allowance is provided when it is more likely than not that all or some portion of deferred tax assets will not be realized.

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collection is reasonably assured.

Revenue from product sales to direct customers and distributors is recognized upon shipment and transfer of risk of loss, if the Company believes collection is reasonably assured and all other revenue recognition criteria are met. The Company assesses the probability of collection based on a number of factors, including past transaction history and the customer's creditworthiness.  At the end of each reporting period, the sufficiency of allowances is assessed based on the age of the receivable and the individual customer's creditworthiness.

The Company offers pricing protection to two distributors whereby the Company supports the distributor's resale product margin on certain products held in the distributor's inventory. The Company analyzes current requests for credit in process, also known as ship and debits, and inventory at the distributor to determine the ending sales reserve required for this program. The Company also offers stock rotation rights to three distributors such that they can return up to a total of 5% of products purchased every six months in exchange for other PLX products of equal value. The Company analyzes current stock rotation requests and past experience to determine the ending sales reserve required for this program. In addition, the Company had arrangements with a small number of customers offering a rebate program on various products, which were terminated in June 2010. The Company recorded rebates as a reduction of revenue when the rebate is in the form of cash consideration. Reserves are reduced directly from revenue and recorded as a reduction to accounts receivable.

For license and service agreements, the Company evaluates revenue agreements under the accounting guidance for multiple-deliverable revenue arrangements. A multiple-deliverable arrangement is separated into more than one unit of accounting if (a) the delivered item(s) has value to the customer on a stand-alone basis, and (b) if the arrangement includes a general right of return relative to the delivered item(s), delivery or performance of the undelivered item(s) is considered probable and substantially in the control of the Company. If both of these criteria are not met, the arrangement is accounted for as a single unit of accounting which would result in revenue being recognized ratably over the contract term or being deferred until the earlier of when such criteria are met or when the last undelivered element is delivered. If these criteria are met for each, the arrangement consideration is allocated to the separate units of accounting based on each unit's relative selling price. The selling price for each element is based upon the following selling price hierarchy: vendor-specific objective evidence ("VSOE") if available, third party evidence ("TPE") if VSOE is not available, or estimated selling price if neither VSOE nor TPE is available.

Revenues from the licensing of the Company's intellectual property are recognized when the significant contractual obligations have been fulfilled.

On occasion, the Company enters into development service arrangements in which customer payments are tied to achievements of specific milestones.  The Company has elected to use the milestone method of revenue recognition for development service agreements upon the achievement of substantive milestones.  When determining if a milestone is substantive, the Company assesses whether the milestone consideration (a) is commensurate with the Company's performance to achieve the milestone or the enhancement of the value of the delivered item as a result of the outcome from the Company's performance, (b) relates solely to past performance and (c) is reasonable relative to all deliverables and payments terms within the arrangement.

Product Warranty

The Company sells products with a limited warranty of product quality for a period of one year, and up to three years for a small number of customers, and a limited indemnification of customers against intellectual property infringement claims related to the Company's products. The Company accrues for known warranty and indemnification issues if a loss is probable and can be reasonably estimated, and accrues for estimated incurred but unidentified issues based on historical activity.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates and such differences may be material to the consolidated financial statements.

Comprehensive Loss

The components of accumulated other comprehensive loss, reflected in the Consolidated Statements of Stockholders' Equity and Comprehensive Loss, consisted of the following (in thousands):

	Years Ended December 31,
	2011	2010	2009
Unrealized gain (loss) on investments, net	$9	$(6)	$28
Cumulative translation adjustments	(156)	(142)	(115)
Accumulated other comprehensive loss	$(147)	$(148)	$(87)

Recent Accounting Pronouncements

In June 2011, the Financial Accounting Standards Board ("FASB") issued a standard which revised the presentation of other comprehensive income ("OCI"). The new guidance requires entities to present net income and OCI in either a single continuous statement or in separate consecutive statements. The guidance does not change the components of net income or OCI, when OCI should be reclassified to net income, or the earnings per share calculation. This accounting guidance is effective for annual reporting periods beginning after December 15, 2011. Although the adoption of the guidance will not impact the Company's accounting for comprehensive income, it will affect its presentation of components of comprehensive income by eliminating its practice of showing these items within the Consolidated Statements of Stockholders' Equity.

In September 2011, the FASB updated the guidance related to testing goodwill for impairment. This guidance provides an option for entities to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. After assessing the totality of events and circumstances, if an entity determines that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, performance of the two-step impairment test is no longer required. This accounting guidance is effective for annual and interim goodwill impairment tests performed for years beginning after December 15, 2011, with early adoption permitted. The Company does not expect the adoption of this guidance to have a material effect on its consolidated financial statements.

Share-Based Compensation	12 Months Ended
Dec. 31, 2011
Share-Based Compensation [Abstract]
Share-Based Compensation
2.  Share-Based Compensation

Stock Option Plans

In May 2008, the Company's stockholders approved the 2008 Equity Incentive Plan ("2008 Plan").  The 2008 Plan was amended by the Company's stockholders in May 2010 to increase the number of shares reserved for issuance under the Plan by 1,500,000 shares. In May 2011, the 2008 Plan was amended again by the Company's stockholders to increase the number of shares reserved for issuance under the Plan by 2,300,000 shares. Under the 2008 Plan, there is currently authorized for issuance and available for awards an aggregate of 5,000,000 shares of the Company's common stock, plus up to an additional 2,407,369 shares that otherwise would have reverted to the share reserve of the Company's prior incentive plan, the Company's 1999 Stock Incentive Plan, subject to an overall, aggregate share reserve limit of 7,407,369 shares. Awards under the 2008 Plan may include stock options, restricted stock, stock appreciation rights, performance awards, restricted stock units and other awards, provided that with respect to full value awards, such as restricted stock or restricted stock units, no more than 300,000 shares may be issued in the form of full value awards during the term of the 2008 Plan.  Awards under the 2008 Plan may be made to the Company's officers and other employees, its board members and consultants that it hires.  Generally, options vest over a four-year period and expire no more than seven years after the date of grant.  The 2008 Plan has a term of ten years.

Employee Stock Ownership Plan

In January 2009, the Company established the PLX Technology, Inc. Employee Stock Ownership Plan (the "ESOP"). The ESOP is a tax-qualified defined contribution retirement plan that is non-contributory.  PLX regular employees (other than nonresident aliens with no U.S.-source income, employees covered by a collective bargaining agreement, leased employees and employees of a non-participating subsidiary of PLX) who are at least 18 years old and have worked for PLX for at least 12 consecutive months are eligible to participate in the ESOP.  The Company makes a cash contribution equal to a percentage of eligible compensation that is determined annually by the Board of Directors. Eligible compensation is limited to $150,000.  The contributions are used to purchase common stock of the Company. Since the adoption of the ESOP, the Company has made annual contributions of 2% of each employee's eligible compensation up to a maximum of $3,000 for any single employee (2% of $150,000 of eligible compensation).  Eligible participants received a share allocation at the end of the plan year based on the contributions plus an additional allocation for forfeitures that occurred during the plan year.  The shares and forfeitures are allocated to each ESOP participant who is employed on the last day of the ESOP Plan Year (December 31) in the same proportion that the compensation (up to the $150,000 limit) of each ESOP participant bears to the eligible compensation of all ESOP participants.

Share-Based Compensation Expense

The fair value of share-based awards to employees is calculated using the Black-Scholes option pricing model, which requires subjective assumptions, including future stock price volatility and expected time to exercise, which greatly affect the calculated values.

The weighted-average fair value of share-based compensation to employees is based on the multiple option valuation approach. Forfeitures are estimated and it is assumed no dividends will be declared. The estimated fair value of share-based compensation awards to employees is amortized using the straight-line method over the vesting period of the options. The weighted-average fair value calculations are based on the following average assumptions:

	Years Ended December 31,
	2011	2010	2009
Volatility	0.61	0.62	0.62
Expected term of options (in years)	4.32	4.19	4.51
Risk-free interest rate	1.21%	1.61%	2.34%

Risk-Free Interest Rate. The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant for the expected term of the option.

Expected Term. The Company's expected term represents the weighted-average period that the Company's stock options are expected to be outstanding. The expected term is based on the observed and expected time to post-vesting exercise of options by employees. The Company uses historical exercise patterns of previously granted options in relation to stock price movements to derive an employee behavioral pattern used to forecast expected exercise patterns.

Expected Volatility. The Company believes that historical volatility best represents expected volatility due to the lack of market data consistently available to calculate implied volatility. The historical volatility is based on the weekly closing prices of its common stock over a period equal to the expected term of the option and is a strong indicator of the expected future volatility.

These factors could change in the future, which would affect the share-based compensation expense in future periods.

As share-based compensation expense recognized in the Consolidated Statements of Operations for the fiscal years 2011, 2010 and 2009 is based on awards ultimately expected to vest, it has been reduced for estimated forfeitures. Forfeitures are estimated based on historical experience at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.

The following table shows total share-based compensation and employee stock ownership plan expenses recorded for the years ended December 31, 2011, 2010 and 2009 (in thousands):

	Years Ended December 31,
	2011	2010	2009
Cost of revenues	$47	$33	$91
Research and development	485	602	862
Selling, general and administrative	1,138	863	1,767
Discontinued operations	660	113	-
Total share-based compensation expense	$2,330	$1,611	$2,720

The 2009 share-based compensation expense included $1.6 million of share-based compensation expense related to the unamortized expense of options accelerated in connection with the Company's tender offer.  For more information on the tender offer, refer to the 'Tender Offer' section in this Note 2.

A summary of option activity under the Company's stock equity plans during the years ended December 31, 2011, 2010 and 2009 are as follows:

				Weighted Average
				Remaining	Aggregate
	Options Available	Number of	Weighted Average	Contractual Term	Intrinsic
Options	for Grant	Shares	Exercise Price	(in years)	Value
Outstanding at December 31, 2008	1,312,185	4,759,843	$9.80	4.20	$1,262
Granted	(1,265,400)	1,265,400	2.43
Exercised	-	(8,000)	3.22
Cancelled	3,191,447	(3,191,447)	11.62
Retired (1)	(2,133,278)	-	-
Plan Termination (2)	(234,144)	-	-

Outstanding at December 31, 2009	870,810	2,825,796	4.36	5.14	$1,794,310
Authorized	1,500,000	-	-
Granted	(1,581,000)	1,581,000	4.27
Exercised	-	(92,188)	2.42
Cancelled	111,955	(111,955)	5.65
Plan Termination (2)	(3,041)	-	-

Outstanding at December 31, 2010	898,724	4,202,653	4.34	5.06	$2,314,975
Authorized	2,300,000	-	-
Granted	(1,484,500)	1,484,500	3.44
Exercised	-	(196,747)	1.84
Cancelled	878,039	(878,039)	4.35
Plan Termination (2)	(1,500)	-	-

Outstanding at December 31, 2011	2,590,763	4,612,367	4.15	4.61	$872,567

Exercisable at December 31, 2011		2,273,583	$4.77	3.47	$614,615

(1)	Represents options that were tendered and retired pursuant to the Company's 2009 tender offer program.
(2)	Represents options cancelled and no longer issuable under the 1998 Stock Incentive Plan and the Sebring Systems, Inc. 1997 Stock Option/Issuance Plan.

The Black-Scholes weighted average fair values of options granted during the years ended December 31, 2011, 2010 and 2009 were $1.69, $2.08, and $1.20, respectively.

The following table summarizes ranges of outstanding and exercisable options as of December 31, 2011:

	Options Outstanding			Options Exercisable

		Weighted Average
		Remaining	Weighted		Weighted
Range of		Contractual Term	Average		Average
Exercise Price	Number	(in years)	Exercise Price	Number	Exercise Price
$1.50-$2.05	976,928	3.90	$2.01	713,533	$2.01
$2.06-$3.48	1,276,861	5.82	3.26	337,906	3.34
$3.49-$3.87	956,883	5.30	3.76	219,867	3.83
$3.88-$7.03	991,845	4.43	5.12	592,427	5.23
$7.04-$16.65	409,850	1.36	10.59	409,850	10.59
Total	4,612,367	4.61	$4.15	2,273,583	$4.77

The total intrinsic value of options exercised during the years ended December 31, 2011, 2010 and 2009 were $0.3 million, $0.3 million, and $2,000, respectively.

The fair value of options vested during the year ended December 31, 2011 was approximately $2.8 million.

As of December 31, 2011, total unrecognized compensation costs related to nonvested stock options net of estimated forfeitures was $1.6 million which is expected to be recognized as expense over a weighted average period of approximately 1.31 years.

Tender Offer

On March 31, 2009, the Company commenced an offer to purchase for cash certain outstanding options held by its employees (including officers) and directors, and filed associated documents with the SEC under Schedule TO.  Options to purchase 3,262,809 shares of our common stock were eligible for purchase under the offer.  Eligible options must have had an exercise price of at least $5.50 and must have met other conditions set forth in the offer.  The amount of cash offered for eligible options was based on the Black-Scholes valuation of each eligible option, subject to a minimum of $0.05 per share, and ranged from $0.05 to $1.42 per share.

On May 1, 2009, upon the closing of the offer, options to purchase 2,533,278 shares of the Company's common stock were validly tendered and not withdrawn, and the Company accepted the repurchase of these options.  Each eligible optionee who validly tendered eligible options pursuant to the offer to purchase received a cash payment in the range of $0.05 to $1.42 per optioned share for an aggregate amount of $0.9 million.  The Company recognized $1.6 million in share-based compensation expenses associated with the acceleration of unamortized compensation expenses on the previously unvested tendered options in the second quarter of 2009. The aggregate amount of the payments made in exchange for eligible options was charged to stockholders' equity to the extent that the amount did not exceed the fair value of the eligible options accepted for payment, as determined at the purchase date. The amount paid in excess of that fair value of $16,000, as determined at the purchase date, was also recorded as compensation expense.

The Company returned to its 2008 Equity Incentive Plan the first 400,000 shares underlying options purchased pursuant to the offer that were originally issued under the 2008 plan or our 1999 Stock Incentive Plan.  These options have become available for future grant. The Company retired the remaining 2,133,278 tendered options.

Net Income (Loss) Per Share	12 Months Ended
Dec. 31, 2011
Net Income (Loss) Per Share [Abstract]
Net Income (Loss) Per Share
3.  Net Income (Loss) Per Share

The Company uses the treasury stock method to calculate the weighted-average shares used in the diluted earnings per. The following table sets forth the computation of basic and diluted net loss per share (in thousands, except per share data):

	Years Ended December 31,
	2011	2010	2009

Numerators (basic and diluted):
Income (loss) from continuing operation	$3,104	$4,642	$(18,802)
Loss from discontinued operation	(27,927)	(7,931)	-
Net income (loss)	$(24,823)	$(3,289)	$(18,802)

Demonimators:
Weighted average shares outstanding - basic	44,559	38,942	35,653
Dilutive effect of employee stock options	457	683	-
Weighted average shares outstanding - diluted	45,016	39,625	35,653

Income (loss) per share:
Basic
Income (loss) from continuing operation	$0.07	$0.12	$(0.53)
Income (loss) from discontinued operation	$(0.63)	$(0.20)	$-
Net income (loss)	$(0.56)	$(0.08)	$(0.53)
Diluted
Income (loss) from continuing operation	$0.07	$0.12	$(0.53)
Income (loss) from discontinued operation	$(0.62)	$(0.20)	$-
Net income (loss)	$(0.55)	$(0.08)	$(0.53)

Weighted average employee stock options to purchase approximately 3.4 million and 2.0 million shares for the years ended December 31, 2011 and 2010, respectively, were outstanding, but were not included in the computation of diluted earnings per share because the exercise price of the stock options, including unamortized share-based compensation, was greater than the average share price of the common shares and, therefore, the effect would have been anti-dilutive.

As the Company incurred a net loss for the year ended December 31, 2009, the effect of dilutive securities, totaling 2.8 million shares, has been excluded from the computation of diluted loss per share, as their impact would be anti-dilutive.  Dilutive securities are comprised of options to purchase common stock.

Financial Instruments	12 Months Ended
Dec. 31, 2011
Financial Instruments [Abstract]
Financial Instruments
4.  Financial Instruments

Fair Value Measurements

The accounting guidance for fair value measurements provided a framework for measuring fair value and expands related disclosures. Fair value is defined as the price that would be received for an asset or the exit price that would be paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants on the measurement date. The guidance also established a hierarchy which requires an entity to maximize the use of observable inputs, when available.  The guidance requires fair value measurement be classified and disclosed in one of the following three categories:

Level 1: Valuations based on quoted prices in active markets for identical assets and liabilities.  The fair value of available-for-sale securities included in the level 1 category is based on quoted prices that are readily and regularly available in an active market.

Level 2: Valuations based on observable inputs (other than Level 1 prices), such as quoted prices for similar assets at the measurement date; quoted prices in markets that are not active; or other inputs that are observable, either directly or indirectly. The fair value of available-for-sale securities included in the Level 2 category is based upon quoted prices in markets that are not active and incorporate available trade, bid and other market information.

Level 3: Valuations based on inputs that are unobservable and involve management judgment and the reporting entity's own assumptions about market participants and pricing.

The fair value of financial assets and liabilities measured on a recurring basis is as follows (in thousands):

		Fair Value Measurement as Reporting Date Using
		Quoted Prices in Active Markets	Significant Other	Significant
		for Identical Assets or Liabilities	Observable Inputs	Unobservable Inputs
	December 31, 2011	(Level 1)	(Level 2)	(Level 3)
Assets:
Money market funds	$89	$89	$-	$-
Certificate of deposit	2,988	2,988	-	-
Marketable securities	6,161	-	6,161	-
Total	$9,238	$3,077	$6,161	$-

		Fair Value Measurement as Reporting Date Using
		Quoted Prices in Active Markets	Significant Other	Significant
		for Identical Assets or Liabilities	Observable Inputs	Unobservable Inputs
	December 31, 2010	(Level 1)	(Level 2)	(Level 3)
Assets:
Money market funds	$1	$1	$-	$-
Certificate of deposit	1,494	1,494	-	-
Marketable securities	16,997	-	16,997	-
Total	$18,492	$1,495	$16,997	$-

Investments

As of December 31, 2011, the Company's securities consisted of debt securities and were designated as available-for-sale. Available-for-sale securities are carried at fair value, based on quoted market prices or prices quoted in markets that are not active, with unrealized gains and losses reported in a separate component of stockholders' equity.  The amortized cost of debt securities is adjusted for the amortization of premiums and the accretion of discounts to maturity, both of which are included in interest income.  Realized gains and losses are recorded on the specific identification method.

The fair value of available-for-sale investments is as follows (in thousands):

	December 31, 2011
	Amortized	Unrealized	Unrealized	Estimated
	Cost	Gain	Loss	Fair Value

Certificate of deposit	$2,988	$-	$-	$2,988
Corporate bonds and notes	434	-	-	434
Municipal bonds	2,083	4	-	2,087
US treasury and government agencies securities	3,635	5	-	3,640
Total short and long-term available-for-sale investments	$9,140	$9	$-	$9,149

Contractual maturity dates for investments:
Less than one year				9,043
One to two years				106
				$9,149

	December 31, 2010
	Amortized	Unrealized	Unrealized	Estimated
	Cost	Gain	Loss	Fair Value

Certificate of deposit	$1,494	$-	$-	$1,494
Corporate bonds and notes	3,879	2	(1)	3,880
Municipal bonds	1,988	-	(7)	1,981
US treasury and government agencies securities	11,136	11	(11)	11,136
Total short and long-term available-for-sale investments	$18,497	$13	$(19)	$18,491

Contractual maturity dates for investments:
Less than one year				11,145
One to two years				7,346
				$18,491

The following tables show the gross unrealized losses and fair value for investments in an unrealized loss position as of December 31, 2010, aggregated by investment category and the length of time that individual securities have been in a continuous loss position (in thousands):

	December 31, 2010
	Less than 12 Months		12 months or Greater		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

Corporate bonds and notes	$1,620	$(1)	$-	$-	$1,620	$(1)
Municipal Bonds	1,877	(7)	-	-	1,877	(7)
US treasury and government agencies securities	3,915	(11)	-	-	3,915	(11)
Total	$7,412	$(19)	$-	$-	$7,412	$(19)

As of December 31, 2011, the Company had an aggregate unrealized loss of less than $1,000.

The Company reviews its available for sale investments for impairment at the end of each period.  Investments in debt securities, which make up the majority of the Company's investments, are considered impaired when the fair value of the debt security is below its amortized cost. If an impairment exists and the Company determines it has intent to sell the debt security or if it is more likely than not that it will be required to sell the debt security before recovery of its amortized cost basis, an other-than-temporary impairment loss is recognized in earnings to write the debt security down to its fair value. However, even if the Company does not expect to sell the debt security, it must evaluate expected cash flows to be received and determine if a credit loss exists. In the event of a credit loss, only the amount of impairment associated with the credit loss is recognized in earnings. Amounts relating to factors other than credit losses are recognized in other comprehensive loss. The Company did not record any other-than-temporary write-downs in the accompanying financial statements.

Concentrations Of Credit, Customer And Supplier Risk	12 Months Ended
Dec. 31, 2011
Concentrations Of Credit, Customer And Supplier Risk [Abstract]
Concentrations Of Credit, Customer And Supplier Risk
5.  Concentrations of Credit, Customer and Supplier Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash equivalents, short-term investments, long-term investments and trade receivables. The Company generally invests its excess cash in money market funds, commercial paper of corporations with high credit ratings, municipal bonds and treasury bills. The Company's cash, cash equivalents, short and long-term investments were approximately $19.8 million as of December 31, 2011 which exceeded the amount insured by the Federal Deposit Insurance Corporation ("FDIC").  The Company has not experienced any significant losses on its cash equivalents or short and long-term investments.

The Company performs ongoing credit evaluations of its customers and generally requires no collateral. Customers who accounted for 10% or more of net accounts receivable are as follows:

	December 31,
	2011	2010	2009

Avnet, Inc.	28%	24%	16%
Excelpoint Systems Pte Ltd.	27%	24%	31%
Answer Technology, Inc.	12%	17%	20%

The Company analyzes the need for reserves for potential credit losses and records reserves when necessary. Through fiscal 2011, there were no direct end customers that accounted for more than 10% of net revenues. Sales to the following distributors accounted for 10% or more of net revenues from continuing operations:

	Years Ended December 31,
	2011	2010	2009

Excelpoint Systems Pte Ltd.	24%	27%	25%
Avnet, Inc.	24%	23%	12%
Answer Technology, Inc.	18%	18%	12%
Promate Electronics Co., Ltd.	* %	* %	15%

*	Less than 10%

Currently, the Company relies on single source suppliers for the significant majority of its product inventory. As a result, should the Company's current suppliers not produce and deliver inventory for the Company to sell on a timely basis, operating results may be adversely impacted.

UK Design Team Divestiture	12 Months Ended
Dec. 31, 2011
UK Design Team Divestiture [Abstract]
UK Design Team Divestiture
6.  UK Design Team Divestiture

On October 5, 2011 the Company entered into an Asset Purchase agreement and IP license with OCZ Technology Group (OCZ) for $2.2 million in cash, whereby OCZ acquired the Company's UK design team and related assets and liabilities, and obtained a nonexclusive perpetual license of its consumer storage technology. The deal closed on October 21, 2011. The Company will continue to offer and support its current consumer storage products.

Ralph Schmitt, PLX's CEO, is also a member of OCZ's board of directors.  Throughout the term of negotiations and up to the date of acquisition of assets, he removed himself from all discussions to ensure execution of an arms-length transaction and had no authority to make decisions or influence the outcome of the arrangement.

The Company recorded $1.7 million as license revenue and $0.5 million was allocated to sale of assets and the transfer of the UK design team and related liabilities based on the relative fair values. The carrying value of net assets transferred and goodwill allocated was $0.4 million and $74,000, respectively. Based on the carrying values of assets transferred, the Company recognized a gain of $28,000 on the divestiture.

As a result of this divestiture, the Company also reviewed the useful life and amortization method of its storage acquired finite lived core technology intangible and determined that a change in the assets useful life and amortization method was required. The Company reduced the total estimated useful life of the intangible from five years to four years and changed the amortization method from straight line to an accelerated method that more closely matches the remaining cash inflows from the consumer storage products. The change in estimated life and amortization acceleration was reflected in the fourth quarter of 2011, the period of change.

Business Combinations	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
Business Combinations
7.  Business Combinations

Acquisition of Teranetics, Inc.

On October 1, 2010, the Company acquired all of the outstanding shares of capital stock of Teranetics, Inc. (Teranetics), a privately held fabless provider of high performance mixed-signal semiconductors.

Teranetics' corporate headquarters were located in San Jose, California.  Founded in 2003, Teranetics provides state-of-the-art silicon solutions that enable 10 Gigabit per second rates over widely installed low-cost CAT6 and CAT6a cabling.  Teranetics' products allow data centers and enterprise networks to increase scalability and improve throughput while dramatically lowering the cost of ownership for 10 Gigabit per second links.

The Company believes that this acquisition provides a third leadership position into its product portfolio. There are major synergies in the design process, technology, sales, marketing, and supply chains. The Company can leverage its technology and IP with PCI Express and 10 Gigabit Ethernet to bring out new architectures for the data centers. Teranetics' customers include Arista Networks, Cisco, Extreme Networks and Intel.

The total consideration paid for the transaction was $34.7 million, consisting of 7.4 million shares at $3.71 per share, the closing price on October 1, 2010, the date the transaction was closed, cash of $1.0 million and assessed fair value of two promissory notes in aggregate amount of approximately $6.7 million, less $1.3 million allocated to Teranetics' chief executive officer's bonus.

The following table summarizes the consideration paid for Teranetics:

	Common	Cash at	Notes	Bridge
	Shares of PLX	Closing	A and B	Note	Total

Purchase price	$26,406	$887	$6,386	$1,000	$34,679
Allocated to CEO bonus	1,048	35	264		1,347
Total	$27,454	$922	$6,650	$1,000	$36,026

As a part of the merger agreement, the Company acquired all of the outstanding shares of capital stock of Teranetics in exchange for 7.4 million shares of common stock of PLX, cash of approximately $1.0 million and two promissory notes in the aggregate principal amount of $6.9 million. One note was for the principal amount of approximately $1.5 million and was due 3 years after the closing of the Merger, and the other note was for the principal amount of $5.4 million and was due 12 months after the closing of the Merger (this $5.4 million note was delivered into an escrow fund that may be used to satisfy indemnity obligations owed to PLX).   The stated interest rate on the promissory notes was 0.46%.  In accordance with the business combinations guidance, the promissory notes were fair valued based on market interest rates and the assessed fair value of the promissory notes was approximately $6.7 million. The Company delayed payment of the $5.4 million note as a result of indemnity claims it communicated to the Teranetics stockholders' representative.  As a result of the claims, the Company negotiated a $1.9 million reduction against the two promissory notes.  The settlement included a cancelation of the $1.5 million note due in October 2013 and was recorded in 2011 as a reduction to acquisition and restructuring related costs in the Consolidated Statement of Operations for the assessed fair value of $1.4 million. The reduction of the note due in October 2011 of $0.5 million was recorded against specific expenses and liabilities the Company incurred in 2011. The remaining $5.0 million was paid on January 3, 2012.

Under a prior employment agreement between Teranetics and its chief executive officer, the chief executive officer was entitled to receive a bonus for prior services rendered based on the merger consideration amount.  The agreement provided that the chief executive officer was to receive his distribution in the same manner and timing in which the shareholders of Teranetics receive their purchase consideration and did not require continuing employment after the merger.  The chief executive officer's bonus of approximately $1.3 million is included in the stock, cash and promissory notes issued.

The Company extended a bridge loan to Teranetics in the amount of $1.0 million during negotiations to support the working capital needs of Teranetics and in contemplation of the Merger.  Upon closing of the Merger, the $1.0 million bridge note was also considered part of the merger consideration provided as a component of the purchase price.

In addition to consideration transferred to former stockholders of Teranetics, PLX made payments at closing in the amount of $13.2 million to repay debt and other assumed liabilities.  The payments consisted of $11.2 million for convertible promissory note and line of credit debt and $2.0 million of payables for legal and investment banking services performed for Teranetics prior to closing and in connection with the merger.

The Company agreed to pay the former Teranetics employees a bonus pool under the Teranetics Employee Retention Plan which required continued employment in order to be earned by individual employees.  Under the final plan, a total of $5.3 million was carved out of the consideration as a bonus pool to be paid out over a period of time to participants who were employees of Teranetics at the time of a change in control, provided they fulfilled certain future service requirements for the combined entity.  If any individual left prior to the completion of the required service period, any amounts forfeited by the individual was added back to the bonus pool and re-allocated to the remaining participants.  As of December 31, 2011, the Company has paid all of the $5.3 million of the retention bonus.  Approximately $2.3 million of retention bonus expense was recorded in 2011 and included in discontinued operations in the Consolidated Statement of Operations.

Recognized amounts of identifiable assets acquired and liabilities assumed (in thousands):

Cash and cash equivalents	$112
Trade receivables	443
Inventories	444
Other current assets	360
Property, plant and equipment	673
Identifiable intangible assets	30,500
Other assets	42
Trade and other payable	(2,919)
Accruals and other liabilities	(15,021)
Total indentifiable net assets	$14,634
Goodwill	20,045
$34,679

The fair value of assets acquired includes trade receivables of $0.4 million.  The gross amount due under sales related contracts was $0.4 million, of which none was expected to be uncollectible.

The identified intangible assets consist of core technology, trade name and customer relationships.  The valuation of the acquired intangibles is classified as a level 3 measurement under the fair value measurement guidance, because the valuation was based on significant unobservable inputs and involved management judgment and assumptions about market participants and pricing.   In determining fair value of the acquired intangible assets, we determined the appropriate unit of measure, the exit market and the highest and best use for the assets. The fair value was estimated using an incremental income approach.

The goodwill arising from the acquisition was largely attributable to the synergies expected to be realized after the Company's acquisition and integration of Teranetics.  The Company only has one operating segment, semiconductor products, so all of the goodwill was assigned to the one segment.  Goodwill is not expected to be deductible for tax purposes.

Teranetics contributed revenues and gross profit of $4.6 million and $1.0 million, respectively, to the Company for the year ended December 31, 2011 and $1.0 million and $0.3 million, respectively, to the Company for the year ended December 31, 2010.  In connection with the sale of the PHY business in the third quarter of 2012, the revenue and gross profit are in discontinued operations.  The Company integrated Teranetics operations shortly after acquisition and was fully integrated as of December 31, 2010 and it is therefore not practicable to identify earnings associated with Teranetics' contribution.

The following unaudited pro forma summary presents consolidated information of the Company as if the business combination occurred on January 1, 2009 (in thousands).  In connection with the sale of the PHY business in the third quarter of 2012, the results of operations related to the PHY activity are in discontinued operations.

	Unaudited Pro Forma
	Years Ended December 31,
	2010	2009
Revenue	$119,198	$86,286
Net loss	$(17,690)	$(53,112)

The unaudited pro forma amounts have been calculated after applying the Company's accounting policies and adjusting the results of Teranetics to reflect the amortization that would have been recorded assuming the intangible assets had been acquired on January 1, 2009.

Acquisition of Oxford Semiconductor, Inc.

On January 2, 2009, the Company acquired all of the outstanding shares of capital stock of Oxford Semiconductor, Inc. (Oxford), a privately held fabless provider of industry-leading silicon and software for the consumer and small office/home office (SOHO) storage markets.

Established in 1992, Oxford has been providing silicon and software solutions to interconnect digital systems, including PCIe, USB, 1394, Ethernet, Serial ATA and external Serial ATA.  Oxford's corporate headquarters were located in Milpitas, California, with most of its employees based in Oxford's design center in Abingdon, United Kingdom.  The consumer and SOHO external storage markets account for the majority of Oxford's sales.  Oxford provides advanced system-on-chip solutions for both direct-attached storage (DAS) and network-attached storage (NAS) external drives.  Oxford's customers include Seagate, Western Digital, LaCie, Hewlett Packard, and Macpower.

The Company believed that through this acquisition, it would gain a leadership position in the growing consumer external storage market.  Major synergies include common interconnect technologies and design flows, sales, marketing and support systems, and supply chains.  Most importantly, the Company can create innovative products that combine the considerable intellectual property and industry knowledge of Oxford and PLX.

The total consideration paid for the transaction was $16.4 million, consisting of 5.6 million shares at $1.82 per share, the closing price on January 2, 2009, the date the transaction was closed, and the fair value of the contingently convertible debt liability as of January 2, 2009, of $6.2 million.

As a part of the merger agreement, the Company acquired all of the outstanding shares of capital stock of Oxford in exchange for 5.6 million shares of common stock of PLX and a promissory note in the principal amount of $14.2 million (the "Note") that was to be satisfied by either (i) the issuance of an additional 3.4 million shares of common stock of PLX upon approval of PLX's stockholders, or (ii) the repayment of the principal amount of the Note if such stockholder approval was not obtained by June 30, 2009.  On May 22, 2009 at a special meeting of the shareholders, the shareholders approved the conversion of the $14.2 million note into 3.4 million shares of common stock of the Company.

Under the revised business combinations guidance, which became effective for the Company on January 1, 2009, the contingently convertible promissory note was considered contingent consideration which was recorded at fair value as of the acquisition date, and changes to the fair value of contingent consideration were reflected through the statement of operations.  The fair value of the convertible note on the acquisition date was based on that day's closing stock price of $1.82 per share.  On March 31, 2009, the convertible note was remeasured to fair value. Based on the closing stock price of $2.17 as of March 31, 2009, the fair value of the convertible note was $7.4 million. The change in fair value of $1.2 million was recognized as a loss in the quarter ended March 31, 2009. On May 22, 2009, the date of the conversion, the closing stock price was $2.95. The fair value of the 3.4 million shares was $10.0 million.  The change in fair value of $2.7 million was recognized as a loss in the second quarter of 2009.

The following table summarizes the consideration paid for Oxford and the amounts of the assets acquired and liabilities assumed at the acquisition date.

Fair value of consideration transferred (in thousands):

5,600,000 common shares of PLX	$10,192
Contingent consideration	6,188
Fair value of total consideration	$16,380

Recognized amounts of identifiable assets acquired and liabilities assumed (in thousands):

Cash and cash equivalents	$4,392
Trade receivables	1,286
Inventories	2,677
Tax receivable	835
Licensed IP	2,499
Property, plant and equipment	1,357
Identifiable intangible assets	9,056
Other assets	482
Trade and other payable	(3,163)
Accruals and other liabilities	(4,408)
Total indentifiable net assets	$15,013
Goodwill	1,367
$16,380

The fair value of assets acquired includes trade receivables of $1.6 million.  The gross amount due under sales related contracts was $1.6 million, of which $0.3 million was expected to be uncollectible as a result of recognized credits due to distributors for the difference in the price they previously purchased products for from Oxford Semiconductor, Inc. and the authorized quote price based on the distributors' sell through activity.  The gross amount under a prior IP royalty arrangement was $0.3 million and the full amount was expected to be uncollectible.

The identified intangible assets consist of core technology, trade name and customer relationships.  The valuation of the acquired intangibles was classified as a level 3 measurement under the fair value measurement guidance, because the valuation was based on significant unobservable inputs and involved management judgment and assumptions about market participants and pricing.   In determining fair value of the acquired intangible assets, we determined the appropriate unit of measure, the exit market and the highest and best use for the assets. The fair value was estimated using an incremental income approach.

The goodwill arising from the acquisition was largely attributable to the synergies expected to be realized after the Company's acquisition and integration of Oxford.  The Company only has one operating segment, semiconductor products, so all of the goodwill was assigned to the one segment.  Goodwill is not expected to be deductible for tax purposes.

Oxford contributed revenues and gross profit of $17.3 million and $7.7 million, respectively, for the Company for the year ended December 31, 2011,  $23.7 million and $12.7 million, respectively,  for the year ended December 31, 2010 and $25.7 million and $13.1 million, respectively, for the year ended December 31, 2009.  Oxford operations were fully integrated as of the end of the first quarter of 2009 and it is therefore not practicable to identify earnings associated with Oxford's contribution.

Because the acquisition took place on January 2, 2009, which was in substance the beginning of the year, no pro forma data is presented for the year ended December 31, 2009 as the Company's historical statement of operations already includes the results of Oxford for the entire period.

Acquisition And Restructuring Costs	12 Months Ended
Dec. 31, 2011
Acquisition And Restructuring Costs [Abstract]
Acquisition And Restructuring Costs
8.  Acquisition and Restructuring Costs

Acquisition Costs
	Years Ended December 31,
	2011	2010	2009
	in thousands
Escrow claim settlement	$(1,397)	$-	$-
Deal costs	88	855	439
	$(1,309)	$855	$439

For the years ended December 31, 2011, 2010 and 2009, the Company incurred a benefit of $1.3 million and expenses of $0.9 million and $0.4 million, respectively, in acquisition related costs. Included in acquisition related costs during this three year period were $0.1 million, $0.9 million and $0.4 million, respectively, of third party acquisition related costs, primarily for outside legal and accounting costs.    As a result of the indemnity claims the Company communicated to the Teranetics stockholders' representative, the Company negotiated a $1.9 million reduction against the two promissory notes. The settlement included the cancelation of the $1.5 million note due in October 2013 and was recorded in 2011 as a reduction to acquisition costs for the assessed fair value of $1.4 million. See Note 7 to the consolidated financial statements for additional information.  These expenses were included in operating expenses under acquisition and restructuring related costs in the Company's Consolidated Statement of Operations for the years ended December 31, 2011, 2010 and 2009.

Severance

In the year ended December 31, 2011, the Company recorded approximately $0.5 million of severance and benefit related costs, included in acquisition and restructuring related costs in the Consolidated Statement of Operations, related to the termination of 14 employees worldwide as a result of the downsizing and refocus of the operations in the UK early in the year and cost control efforts as a result of the Teranetics acquisition. As of December 31, 2011, all of the $0.5 million severance and benefit related costs were paid.

In the year ended December 31, 2009, the Company recorded approximately $2.1 million of severance and benefit related costs, included in acquisition and restructuring related costs in the Consolidated Statement of Operations, related to the termination of 61 employees as a result of the redundancy issue associated with the acquisition of Oxford and the downsizing of the Company's R&D facility in Singapore. As of December 31, 2009 essentially all of the $2.1 million severance and benefit related costs were paid.

The following table summarizes the activity within the severance and benefit related liability (in thousands):

	December 31,
	2011	2010
Liability at beginning of period	$-	$8
Expense	501	-
Cash payments	(501)	(8)
Liability at end of period	$-	$-

Lease Termination

In October 2010, associated with the acquisition of Teranetics, the Company assumed a building lease in San Jose, California which was vacated in March 2011. Given current lease rates and the available space in the area when the property was vacated, the Company recorded a $0.4 million liability, included in other accrued expenses in the Consolidated Balance Sheet, for the estimated fair value of the future lease costs through June 2012, reduced by estimated sublease rental and adjusted for deferred rent. As of September 30, 2011, the Company was not able to sublease the property and as a result accrued the remaining liability of $0.2 million. The total adjusted cash payment was not materially different from the fair value. The lease accrual charge of $0.6 million was recorded in acquisition and restructuring related costs in the Consolidated Statement of Operations. The Company expects the lease liability to be fully paid by June 2012.  The restructuring charges associated with this building lease were accounted for in discontinued operations.

In connection with the downsizing of UK operations, the Company vacated the first floor of its building as of March 2011. In March 2011, the Company recorded a $0.2 million liability, included in other accrued expenses in the Consolidated Balance Sheet, for future lease costs and early termination fees. The lease accrual charge of $0.2 million was recorded in acquisition and restructuring related costs in the Consolidated Statement of Operations. As of December 31, 2011 the lease liability was paid.

In January 2009, associated with the acquisition of Oxford, the Company assumed a building lease in Milpitas, California which was vacated upon acquisition. The Company has not been able to find a sublease for this property given the current market conditions and available space in the area. The future lease costs for the property were $0.3 million which extended through February 2010. The Company recorded the liability, included in other accrued expenses in the Consolidated Balance Sheet, for the costs to be incurred at the future cash payment amount of $0.3 million as the total cash payment is not materially different from the fair value. The lease accrual charge of $0.3 million was recorded in acquisition and restructuring related costs in the Consolidated Statement of Operations in the first quarter of 2009. The accrued lease liability was paid in full in January 2010.

The following table summarizes the activity within the lease termination liability (in thousands):

	December 31,
	2011	2010
Liability at beginning of period	$-	$42
Expense	855	-
Cash payments	(574)	(42)
Liability at end of period	$281	$-

Other Intangibles Assets	12 Months Ended
Dec. 31, 2011
Other Intangibles Assets [Abstract]
Other Intangibles Assets
9.  Other Intangible Assets

As discussed in Note 7, the acquisition of Teranetics and Oxford included the acquisition of $30.5 million and $9.1 million, respectively, of identifiable intangible assets.  All of these intangibles are subject to amortization.  There is no estimated residual value on any of the intangible assets.

The following table summarizes the gross carrying amount and accumulated amortization for each major intangible class and the weighted average amortization period, in total and by major intangible asset class (in thousands).

	2011
	Gross Carrying	Accumulated	Net	Amortization	Estimated
	Value	Amortization	Value	Method	Useful Life
Existing and core technology
Oxford USB and Serial Connectivity	$4,600	$(4,600)	$-	Accelerated	3 years
Oxford Network Attached Storage Connectivity	3,800	(3,555)	245	Accelerated	4 years
Teranetics Network PHY	20,100	(4,187)	15,913	Straight-line	6 years
Trade Name
Oxford	600	(600)	-	Straight-line	2 years
Teranetics	200	(125)	75	Straight-line	2 years
Customer Relationships
Oxford	56	(56)	-	Accelerated	1 year
Teranetics	10,200	(5,588)	4,612	Accelerated	3.5 years
Totals	$39,556	$(18,711)	$20,845		4.8 years

	2010
	Gross Carrying	Accumulated	Net	Amortization	Estimated
	Value	Amortization	Value	Method	Useful Life
Existing and core technology
Oxford USB and Serial Connectivity	$4,600	$(3,833)	$767	Accelerated	3 years
Oxford Network Attached Storage Connectivity	3,800	(1,520)	2,280	Straight-line	5 years
Teranetics Network PHY	20,100	(838)	19,262	Straight-line	6 years
Trade Name
Oxford	600	(600)	-	Straight-line	2 years
Teranetics	200	(25)	175	Straight-line	2 years
Customer Relationships
Oxford	56	(56)	-	Accelerated	1 year
Teranetics	10,200	(1,200)	9,000	Accelerated	3.5 years
Totals	$39,556	$(8,072)	$31,484		4.8 years

As of the result of the divestiture of the UK design team on October 21, 2011, the Company reviewed the useful life of its storage acquired intangibles and determined a change in the assets useful life and method of amortization was required. The Company reduced the useful life of the intangible from five years to four years and changed the amortization method from straight-line to accelerated. The change and amortization acceleration was reflected in the fourth quarter of 2011, the period of change.

The amortization expense from continuing operations was $2.8 million, $2.6 million and $3.4 million for the years ended December 31, 2011, 2010 and 2009, respectively.  The amortization expense from discontinued operations was $7.8 million, $2.1 million for the years ended December 31, 2011 and 2010, respectively. There was no amortization expense in 2009 related to discontinued operations as the PHY related intangibles were acquired in connection with the Teranetics acquisition in October, 2010.

Estimated future amortization expense is as follows (in thousands):
	Continuing	Discontinued
	Operations	Operations

2012	$245	$6,163
2013	-	4,662
2014	-	3,912
2015	-	3,350
2016	-	2,513
Total	$245	$20,600

In connection with the sale of the PHY business in the third quarter of 2012, the remaining carrying value of the intangibles related to discontinued operations were either amortized or written off in 2012.

Retirement Savings Plan	12 Months Ended
Dec. 31, 2011
Retirement Savings Plan [Abstract]
Retirement Savings Plan
10.  Retirement Savings Plan

The Company sponsors the PLX Technology, Inc. 401(k) Plan (the "Plan").  The Plan allows all full-time employees to contribute up to 100% of their annual compensation.  However, employee contributions are limited to a maximum annual amount established by the Internal Revenue Service. Beginning in 1996, the Company made a matching contribution calculated at 50 cents on each dollar of the first 6% of the participant's compensation. In January 2009, the Company announced that it suspended the matching contributions effective February 1, 2009 as a result of macroeconomic conditions. The Company reinstated its matching contributions in July 2010. The Company's expenses from continuing operations relating to the plan were approximately $0.4 million, $0.2 million and $49,000 for 2011, 2010 and 2009, respectively.

The Company contributed to the U.K. national pension program and expensed approximately $0.3 million in each year for 2011, 2010 and 2009 relating to this program.

In January 2009, the Company established the PLX Technology, Inc. Employee Stock Ownership Plan (the "ESOP"). The ESOP is non-contributory and provides cash contribution at a percent of eligible U.S. compensation that is determined annually by the Board of Directors. In 2009, the Company contributed 2% of eligible compensation up to $3,000 per employee. The expense from continuing operations recorded for contributions to this plan was approximately $0.3 million, in each year for 2011, 2010 and 2009, respectively.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes
11. Income Taxes

The components of income (loss) before income tax provision for the years ended December 31, 2011, 2010 and 2009 are as follows (in thousands):

	Years Ended December 31,
	2011	2010	2009
United States	$8,718	$13,188	$(10,240)
Foreign	(2,863)	(6,311)	(8,756)
Income (loss) before income tax provision	$5,855	$6,877	$(18,996)

The provision (benefit) for income taxes consists of the following (in thousands):
	Years Ended December 31,
	2011	2010	2009
Federal:
Current	$2,699	$2,152	$(120)
Deferred	-	-	(160)
	2,699	2,152	(280)

State:
Current	5	36	21
	5	36	21

Foreign:
Current	47	47	65
	47	47	65

Total	$2,751	$2,235	$(194)

The provision (benefit) for income taxes differs from the amount of income taxes determined by applying the U.S. statutory federal income tax rate as follows (in thousands):

	Years Ended December 31,
	2011	2010	2009
Tax benefit at the U.S. statutory rate	$2,340	$2,393	$(6,648)
State taxes (net of federal benefit)	12	36	(798)
Change in net operating losses	-	1,663	-
Research and development credit	(1,137)	(3,298)	(1,125)
Change in valuation allowance	274	(1,309)	3,306
Foreign rate differential	1,037	2,284	3,130
Fair value remeasurement of note payable	-	-	1,345
Other individually immaterial items	225	466	596
	$2,751	$2,235	$(194)

During the year ended December 31, 2011, the Company's deferred tax asset valuation allowance increased by $11.2 million. The Company's deferred tax asset valuation allowance increased by $26.1 million and $9.3 million in 2010 and 2009, respectively.  The increase from December 31, 2010 to December 31, 2011 relates to deferred tax assets generated from domestic and foreign losses. The increase from December 31, 2009 to December 31, 2010 relates to acquired assets currently unrealizable, utilization of net operating losses and generation of foreign losses.

Significant components of the Company's deferred tax assets and liabilities are as follows (in thousands):

	December 31,
	2011	2010
Deferred tax assets:
Accrued expenses and reserves	$3,015	$2,686
Net operating loss carryforwards	34,657	28,477
Research and development credits	16,704	15,307
Depreciation	19,355	21,562
Share-based compensation	4,723	3,965
Other	179	213
Gross deferred tax assets:	78,633	72,210
Valuation Allowance	(70,474)	(59,305)
	8,159	12,905

Deferred tax liabilities:
Acquisition related intangibles	(8,159)	(12,905)
Total net deferred tax assets	$-	$-

At December 31, 2011, the Company had federal and state net operating loss carryforwards of $63.5 million and $72.6 million, respectively. During the fourth quarter of 2010, the Company concluded its analysis under Internal Revenue Code Section 382 for federal net operating losses and determined that utilization of the net operating loss and credit carryforwards are subject to various annual limitations.  The annual limitation results in certain expiration of net operating loss carryforwards before utilization. Net operating loss carryforwards will expire at various dates beginning in 2012 through 2031. In addition, as of December 31, 2011, the Company had federal and state tax credit carryforwards of approximately $8.9 million and $17.4 million, respectively.  The federal research and development credits will expire beginning in 2019 and the state credits will carryforward indefinitely. The Company also has approximately $29.5 million of net operating loss carryforwards from its UK operations.

Approximately $2.6 million of the federal and $1.7 million of the state net operating loss carryforward relate to excess tax deductions from stock options which have not yet been realized.  The accounting guidance for share-based compensation prohibits recognition of a deferred income tax asset for excess tax benefits due to stock option exercises that have not yet been realized through a reduction in income tax payable.

Due to operating losses incurred, the Company created a full valuation allowance as of December 2002 for deferred tax assets.  As of December 2011, a valuation allowance continues to be recorded for the net deferred tax asset based on management's assessment that the realization of deferred tax assets is uncertain due to the history of losses, the variability of operating results and the inability to conclude that it is more likely than not that sufficient taxable income would be generated in future periods to realize those deferred tax assets. The Company will maintain a full valuation allowance until sufficient positive evidence exists to support a reversal of the valuation allowance.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is a follows (in thousands):

	Years Ended December 31,
	2011	2010	2009

Unrecognized tax benefits balance, beginning of period	$4,038	$3,662	$2,208
Gross increase for tax positions for prior year	-	19	876
Gross increase for tax positions for current year	363	357	578
Unrecognized tax benefits balance, end of period	$4,401	$4,038	$3,662

Future changes in the remaining balance of unrecognized tax benefits will have no impact on the effective tax rate as it is subject to a full valuation allowance.

The Company does not have any material accrued interest or penalties associated with any unrecognized tax benefits. The Company does not believe it is reasonably possible that its unrecognized tax benefits will significantly change within the next twelve months.

The Company is subject to taxation in the US and various state and foreign jurisdictions. The tax years 2006-2011 remain open to examination by the federal and state tax authorities. Net operating loss and tax credit carryforwards generated in prior periods remain open to examination.

The Company has made no provision for U.S. income taxes on approximately $0.3 million of cumulative undistributed earnings of certain foreign subsidiaries because it is the Company's intention to indefinitely reinvest such earnings.  If such earnings were distributed, the Company would accrue additional taxes of approximately $0.1 million. Foreign operations generated a pre-tax loss of $2.8 million, $6.3 million and $8.8 million in 2011, 2010 and 2009, respectively.

Line Of Credit	12 Months Ended
Dec. 31, 2011
Line Of Credit [Abstract]
Line Of Credit
12.  Line of Credit

On September 30, 2011, the Company entered into an agreement with Silicon Valley Bank (SVB) to establish a two-year $10 million revolving loan facility. The facility provides for revolving advances based on a borrowing-base formula tied to the Company's receivables and also provides for month-end and fiscal quarter-end advances beyond the borrowing-base formula subject to certain limitations and requirements. Borrowings under the credit facility bear interest at rates equal to the prime rate announced from time to time in The Wall Street Journal. As of December 31, 2011 the prime rate was 3.25%.  The facility also provides for commitment, unused facility and letter-of-credit fees. The facility is secured by liens on the Company's personal property assets except for intellectual property, which is subject to a negative pledge against encumbrance. As of December 31, 2011 there is $2.0 million outstanding against the facility and borrowing availability is $8.0 million. Interest payments are made monthly with principal due at maturity.

The facility is subject to certain financial covenants for EBITDA, as defined in the agreement, and a monthly quick ratio computation (PLX's cash, investments and accounts receivable divided by current liabilities). The Company was not in compliance with all financial covenants associated with this facility as of December 31, 2011. However, the Company received a waiver from SVB for the fourth quarter 2011 EBITDA covenant and future covenants have been adjusted.

Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies
13.  Commitments and Contingencies

The Company uses several contract manufacturers and suppliers to provide manufacturing services for its products. As of December 31, 2011, the Company has purchase commitments for inventory with these contract manufacturers and suppliers of approximately $8.1 million. These inventory purchase commitments are placed on a sales order basis with lead times ranging from 4 to 16 weeks to meet estimated customer demand requirements.

The Company leases facilities, equipment, software tools and intellectual property (IP) under non-cancelable operating or capital leases and service agreements. Future minimum payments under facility, equipment, software tool and IP leases and agreements at December 31, 2011 are as follows (in thousands):

	Facility and
	Equipment	Software	IP	Total
2012	$236	$4,185	$300	$4,721
2013	98	3,239	-	3,337
2014	108	1,550	-	1,658
2015	113	-	-	113
2016	37	-	-	37
Total	$592	$8,974	$300	$9,866

Rental expense for all facility leases related to continuing operations aggregated approximately $0.7 million, $0.9 million and $1.0 million for the years ended December 31, 2011, 2010 and 2009, respectively.

As of December 31, 2011, the Company's capital leases consist of IP. Amortization expense relating to capital leases was approximately $0.9 million, $1.1 million and $1.0 million in 2011, 2010 and 2009, respectively. Included in other assets are capital lease assets of $0.6 million as of December 31, 2011 and is net of accumulated amortization of $3.0 million.

To date, Internet Machines LLC ("Internet Machines") has filed three separate lawsuits against PLX.  The first suit was filed on February 2, 2010, which has been served on PLX, entitled Internet Machines LLC v. Alienware Corporation, et al., in the United States District Court for the Eastern District of Texas, Tyler Division (the "First Suit").  This First Suit alleges infringement by PLX and the other defendants in the lawsuit of two patents held by Internet Machines.  The complaint in the lawsuit seeks unspecified compensatory damages, treble damages and attorneys' fees, as well as injunctive relief against further infringement of Internet Machines' patents.  On May 14, 2010, the Company filed its answer to the live complaint and asserted counterclaims, seeking declaratory judgments of non-infringement and invalidity of the patents-in-suit.  On December 6, 2010, the Court held a case-management conference and subsequently entered a scheduling order in this matter, and set the trial for February 2012.

On February 21, 2012, through February 29, 2012, the claims and defenses asserted in the First Suit were tried to a seven-member jury in the United States District Court for the Eastern District of Texas, Tyler Division.  On February 29, 2012, the jury returned its verdict, finding the patents-in-suit valid and infringed and awarded money damages against PLX in the amount of $1.0 million.  The Court has not entered a final judgment on the jury's verdict, and we intend to vigorously seek reversal of the jury's verdict through post-trial motions and, if necessary, on appeal.

Internet Machines' second lawsuit, which has also been served on PLX, was filed on October 17, 2010, again in the United States District Court for the Eastern District of Texas, Tyler Division (the "Second Suit").  This Second Suit, entitled Internet Machines LLC v. ASUS Computer International, et al., alleges infringement by PLX of another patent held by Internet Machines.  The complaint also asserts infringement claims against a separate group of defendants not named in the first Internet Machines lawsuit, and accuses those defendants of infringing the two patents asserted against PLX in the First Suit, as well as the additional patent listed in this Second Suit.  The complaint in the lawsuit seeks unspecified compensatory damages, treble damages and attorneys' fees, as well as injunctive relief against further infringement of Internet Machines' patents.  On December 28, 2010, the Company filed its answer to the live complaint in the second lawsuit and asserted counterclaims, seeking declaratory judgments of non-infringement and invalidity of the patents-in-suit.

On May 17, 2011, Internet Machines filed a third lawsuit entitled Internet Machines LLC v. Avnet, Inc., et al., again in the United States District Court for the Eastern District of Texas, Tyler Division (the "Third Suit").  The third lawsuit has been served on PLX and alleges that PLX infringes a fourth patent held by Internet Machines.  This lawsuit also accuses a new group of defendants of infringing each of Internet Machines' patents at issue in the First and Second Suits, as well as the fourth patent asserted against PLX in this Third Suit.  The complaint in the Third Suit seeks unspecified compensatory damages, treble damages and attorneys' fees, as well as injunctive relief against further infringement of Internet Machines' patents.  On September 27, 2011, the Company filed its answer to the live complaint and asserted counterclaims, seeking declaratory judgments of non-infringement and invalidity of the patents-in-suit.  All parties have appeared, but the Court has not set this matter for a scheduling conference.

On January 20, 2012, the Court entered an order consolidating the Second and Third Suits into one action.  The Court further ordered that the schedule entered in the Third Suit would govern the consolidated action.  As a result, the consolidated action is currently set for trial in February 2013.  Because this consolidated lawsuit accuses PLX of infringing a separate patent not listed in the First Suit, and because the consolidated matter involves additional parties not named as defendants in the First Suit, this trial date is separate from the February 2012 trial mentioned above.

On March 25, 2011, a related entity, Internet Machines MC LLC, filed a lawsuit against PLX, entitled Internet Machines MC LLC v. PLX Technology, Inc., et al., in the United States District Court for the Eastern District of Texas, Marshall Division.  Internet Machines MC LLC, however, did not serve the initial complaint on PLX.  Instead, on August 26, 2011, Internet Machines MC LLC filed a first amended complaint, which has now been served on PLX, alleging infringement by PLX and the other defendants in the lawsuit of one patent held by Internet Machines MC LLC.  The complaint in this lawsuit seeks unspecified compensatory damages, treble damages and attorneys' fees, as well as injunctive relief against further infringement of Internet Machines MC LLC's patents.  On November 11, 2011, the Company filed its answer to the live complaint and asserted counterclaims, seeking declaratory judgments of non-infringement and invalidity of the patents-in-suit.  On March 5, 2012, the Court held an initial case-management conference in this matter, but a scheduling order has not yet issued.

As a result of the jury's February 29, 2012 verdict on the First Suit, we accrued $1.0 million in selling, general and administrative (SG&A) in our Consolidated Statement of Operations for 2011.  As noted above, the Court has not filed its final judgment on the jury's verdict. It is reasonably possible that any change in the ruling as a result of post-trial motions or possible appeals could change the estimated liability.  While it is not possible to determine the ultimate outcome of the remaining three suits, the Company believes that it have meritorious defenses with respect to the claims asserted against it and intends to vigorously defend its position, but the Company is unable to estimate a range of possible loss.

Warranty and Indemnification Provisions

Changes in sales warranty reserve are as follows (in thousands):

	Years Ended December 31,
	2011	2010	2009
Balance, beginning of period	$120	$80	$73
Warranty costs incurred	(252)	(166)	(212)
Additions related to current period sales	228	141	219
Additions related to acquisition	-	65	-
Balance, end of period	$96	$120	$80

Warranty costs, which relate to product quality issues, remained consistent and insignificant during the periods presented.

The Company enters into standard indemnification agreements with many of its customers and certain other business partners in the ordinary course of business. These agreements include provisions for indemnifying the customer against any claim brought by a third-party to the extent any such claim alleges that a PLX product infringes a patent, copyright or trademark, or violates any other proprietary rights of that third-party. It is not possible to estimate the maximum potential amount of future payments the Company could be required to make under these indemnification agreements. To date, the Company has not incurred any costs to defend lawsuits or settle claims related to these indemnification agreements. No liability for these indemnification agreements has been recorded at December 31, 2011, 2010 or 2009.

Segments Of An Enterprise And Related Information	12 Months Ended
Dec. 31, 2011
Segments Of An Enterprise And Related Information [Abstract]
Segments Of An Enterprise And Related Information
14.  Segments of an Enterprise and Related Information

The Company has one operating segment, the sale of semiconductor devices. The Chief Executive Officer has been identified as the Chief Operating Decision Maker (CODM) because he has final authority over resource allocation decisions and performance assessment. The CODM does not receive discrete financial information about individual components of the Company's business.  Substantially all of the Company's assets are located in the United States.

Revenues from continuing operations by geographic region based on customer location were as follows (in thousands):

	Years Ended December 31,
	2011	2010	2009
Revenues:
China	$26,740	$33,006	$29,131
Taiwan	25,379	21,665	10,654
United States	22,088	20,357	12,971
Singapore	13,312	15,692	11,803
Germany	11,765	10,649	4,376
Other Asia Pacific	9,762	11,367	8,331
Europe, Middle East and Africa	1,958	2,392	3,618
The Americas - excluding United States	148	412	1,948
Total	$111,152	$115,540	$82,832

Revenues from continuing operations by type were as follows (in thousands):
	Years Ended December 31,
	2011	2010	2009
Revenues:
PCI Express	$61,557	$54,361	$31,819
Storage	14,388	15,838	19,007
Connectivity	35,207	45,341	32,006
Total	$111,152	$115,540	$82,832

There were no direct end customers that accounted for more than 10% of net revenues.  Sales to the following distributors accounted for 10% or more of net revenues:
	Years Ended December 31,
	2011	2010	2009

Excelpoint Systems Pte Ltd.	24%	27%	25%
Avnet, Inc.	24%	23%	12%
Answer Technology, Inc.	18%	18%	12%
Promate Electronics Co., Ltd.	* %	* %	15%

*	Less than 1

Quarterly Financial Data	12 Months Ended
Dec. 31, 2011
Quarterly Financial Data [Abstract]
Quarterly Financial Data
15.  Quarterly Financial Data (unaudited)

 (In thousands, except per share amounts)

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2011	2011	2011	2011
Net revenues	$26,328	$30,165	$29,763	$24,896
Gross profit	$14,667	$17,368	$17,183	$15,334
Income (loss) from continuing operations	$(1,567)	$1,561	$1,882	$1,228
Income (loss) from discontinued operations	$(7,565)	$(7,573)	$(6,108)	$(6,681)
Net income (loss)	$(9,132)	$(6,012)	$(4,226)	$(5,453)

Basic income (loss) per share - continuing operations	$(0.04)	$0.04	$0.04	$0.03
Basic income (loss) per share - discontinued operations	$(0.17)	$(0.17)	$(0.14)	$(0.15)
Basic net loss per share	$(0.21)	$(0.13)	$(0.10)	$(0.12)

Diluted income (loss) per share - continuing operations	$(0.04)	$0.03	$0.04	$0.03
Diluted income (loss) per share - discontinued operations	$(0.17)	$(0.17)	$(0.14)	$(0.15)
Diluted net loss per share	$(0.21)	$(0.14)	$(0.10)	$(0.12)

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2010	2010	2010	2010 (2)
Net revenues	$28,819	$29,721	$30,234	$26,766
Gross profit	$16,348	$17,489	$17,927	$16,023
Income (loss) from continuing operations	$1,506	$1,689	$1,148	$299
Income (loss) from discontinued operations	$-	$-	$-	$(7,931)
Net income (loss)	$1,506	$1,689	$1,148	$(7,632)

Basic income (loss) per share - continuing operations	$0.04	$0.05	$0.03	$0.01
Basic income (loss) per share - discontinued operations	$-	$-	$-	$(0.18)
Basic net income (loss) per share	$0.04	$0.05	$0.03	$(0.17)

Diluted income (loss) per share - continuing operations	$0.04	$0.04	$0.03	$0.01
Diluted income (loss) per share - discontinued operations	$-	$-	$-	$(0.18)
Diluted net income (loss) per share	$0.04	$0.04	$0.03	$(0.17)

(1)	The sum of per share amounts for the quarters does not necessarily equal that for the year due to rounding as the computations were made independently.

Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued Operations
16.  Discontinued Operations

On September 20, 2012, Company completed the sale of its physical layer 10GBase-T integrated circuit ("PHY") family of products pursuant to an Asset Purchase Agreement (the "Aquantia APA") between the Company and Aquantia Corporation for $2.0 million in cash.

On July 6, 2012, the Company had also entered into an Asset Purchase Agreement (the "Entropic APA") with Entropic Communications, Inc., pursuant to which the Company completed the sale of its digital channel stacking switch product line within the PHY product family, including certain assets exclusively related to the product line. Under the terms of the Entropic APA, the Company continued to have an obligation to complete the development in process.  The agreement provided for $3 million upon closing and up to $5 million in future payments.  Future payments consist of a milestone payment of $2 million in connection with product acceptance, a $2 million escrow payment relating to certain representations, warranties and indemnities made by PLX and is due to be released to PLX twelve months after product acceptance and a $1 million milestone payment in the event a third party royalty arrangement is secured.  In conjunction with the Entropic APA, the Company entered into an Intellectual Property License Agreement (the "License Agreement") with Entropic which provided a fully paid, royalty free license to certain of the physical layer 10GBase-T  integrated circuit technology which provided for a $4 million payment from Entropic to the Company upon signing.  In connection with the Transaction with Aquantia, the Company is in negotiations to modify the Agreement with Entropic and it is probable that the payment terms of certain milestone payments will be reduced and accelerated and the obligation of PLX to complete the development of the product will be assumed by Entropic.

The consideration for the combined sale of the PHY business consisted cash received at closing in connection with the Aquantia APA of $2 million, the Entropic APA of $3 million and the License Agreement of $4 million and the estimated fair value of the escrow payment under the Entropic APA of $1.6 million.  The estimated fair value of the escrow payment is based on assumptions made regarding potential claims against the escrow and is subject to change.  Future payments of up to $3.0 million which are contingent on future milestone achievements were not included in the initial consideration and will be accounted for when they are received.

Following is selected financial information included in loss from discontinued operations:

	Years Ended December 31,
	2011	2010	2009

Revenues	$4,637	$1,020	$-
Gross Profit	1,587	313
Loss before income taxes	(30,531)	(9,732)	-
Benefit from income taxes	(2,604)	(1,801)
Loss from discontinued operations	$(27,927)	$(7,931)	$-

The PHY related product line was acquired by the Company in connection with the Teranetics acquisition in October 2010 and therefore 2010 only includes one quarter of financial information and there were no activities related to the PHY business in 2009.  The gain of $2.1 million on the sale of the PHY business is not reflected in the selected financial data as the sale occurred in the third quarter of 2012.

The components of net assets related to the PHY business as of December 31, 2011, were as follows:

Inventories, net	$718
Property and equipment, net	852
Aquired intangible IP	20,600
Adverse purchase commitments	(511)
Net assets of discontinued operations	$21,659

The assets were not classified as held for sale at December 31, 2011 as the decision to sell or otherwise dispose of the PHY business was not made until the third quarter of 2012.

Schedule II - Valuation And Qualifying Accounts	12 Months Ended
Dec. 31, 2011
Schedule II - Valuation And Qualifying Accounts [Abstract]
Schedule II - Valuation And Qualifying Accounts
SCHEDULE II-VALUATION AND QUALIFYING ACCOUNTS
(in thousands)

		Additions		Deductions
	Balance at	Charged to	Charged to	Amount	Balance at
	Beginning of	Costs and	Other	Recovered	End of
Description	Period	Expenses	Accounts (1)	(Written off)	Period
Year ended December 31, 2011:
Allowance for doubtful accounts	$82	$-	$-	$-	$82
Allowance for returns	$193	$-	$255	$(320)	$128
Allowance for ship and debits	$1,357	$-	$9,650	$(8,826)	$2,181
Year ended December 31, 2010:
Allowance for doubtful accounts	$82	$-	$-	$-	$82
Allowance for returns and price concessions	$1,330	$-	$788	$(1,925)	$193
Allowance for ship and debits	$735	$-	$7,327	$(6,705)	$1,357
Year ended December 31, 2009:
Allowance for doubtful accounts	$82	$-	$-	$-	$82
Allowance for returns and price concessions	$52	$-	$2,318	$(1,040)	$1,330
Allowance for ship and debits	$249	$-	$2,259	$(1,773)	$735

(1)	Amounts charged to other accounts are recorded as a reduction of revenue.